                                                                    Exhibit 10.6



                         PLAN-TO-PLAN TRANSFER AGREEMENT

              ASSOCIATED HEALTHCARE SYSTEMS 401(k) RETIREMENT PLAN

                                       AND

                   COMMUNITY HEALTH SYSTEMS, INC. 401(K) PLAN

         A. Ronald Turner and James L. Marshall, Jr. (collectively the "Associated Trustee"), as Co-Trustees of the Associated Healthcare Systems 401(k) Retirement Plan (the "Associated Plan"); Scudder Trust Company (the "CHS Trustee"), as the directed Trustee of the Community Health Systems, Inc. 401(k) Plan (the "CHS Plan"); Associated Healthcare Systems, Inc. ("Associated"), as the Plan Administrator of the Associated Plan; and the CHS/Community Health Systems, Inc. Retirement Committee ("CHS"), as the Plan Administrator of the CHS Plan, enter into this Plan-to-Plan Transfer Agreement ("Agreement") by and among themselves in their separate, respective capacities as the Trustees and Plan Administrators of the Associated Plan and CHS Plan as of the 30th day of September, 2004 (the "Effective Date").

                                   WITNESSETH:

         WHEREAS, Associated has agreed to purchase all of the outstanding shares of the capital stock of National Healthcare of Pocahontas, Inc., Randolph County Clinic Corp., Sabine Medical Center, Inc., and Sabine Medical Clinic, Inc. ("Facilities"), according to the terms of that certain Purchase Agreement entered into by and between Associated, CHS, Hallmark Holdings Corp., and CHS Holdings Corp., on July 2,2004; and

         WHEREAS, employees of the Facilities are eligible to participate in the CHS Plan, subject to the terms of the CHS Plan; and

         WHEREAS, employees of the Facilities will become eligible to participate in the Associated Plan following the sale of shares, subject to the terms of the Associated Plan; and

         WHEREAS, the CHS Plan and the Associated Plan are intended to be tax-qualified under Section 401(a) of the Internal Revenue Code ("Code"); and

         WHEREAS, in connection with its sale of shares in the Facilities, CHS wishes to effect the transfer of the CHS Plan accounts of the employees of the Facilities who are participants in the CHS Plan to the Associated Plan, effective as of the Effective Date, and Associated wishes to effect and consent to such transfer; and

         WHEREAS, the Plan Administrator of the CHS Plan has the authority to enter into a transfer of plan assets agreement, and to direct the CHS Trustee Plan to effect any such transfer; and

         WHEREAS, the Associated Plan grants the Associated Trustee and the Plan Administrator of the Associated Plan specific authority, and Associated as the plan administrator directs the Associated Trustee, to enter into a transfer of plan assets agreement; and





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
                                                                    Exhibit 10.6



         WHEREAS, CHS deems it in the best interest of the administration of the CHS Plan and in the best interest of the participants in the CHS Plan who are employees of the Facilities to transfer and assign all such participant and related accounts in the CHS Plan to the Associated Plan on the terms set forth herein; and

         WHEREAS, Associated deems it in the best interest of the administration of the Associated Plan and in the best interests of the employees at the Facilities who will become eligible to participate in the Associated Plan, to accept the transfer and assignment to the Associated Plan of the participant and related accounts in the CHS Plan on the terms set forth herein.

         NOW, THEREFORE, for and in consideration of the premises, the Trustees and Plan Administrators, acting in their respective capacities on behalf of the CHS Plan and on behalf of the Associated Plan, hereby agree as follows:

                  (1) TRANSFER OF ASSETS. The CHS Trustee shall transfer and assign directly to the Associated Trustee the accounts and related assets of all participants in the CHS Plan who are employees of the Facilities, including the accounts and related assets of any beneficiaries of such employees and of any alternate payees with respect to such employees and any participant plan loans, and the Associated Trustee shall accept such transfer and assignment to the Associated Plan.


                  (2) HOLDING AND INVESTMENT OF ASSETS. The Associated Trustee and Associated shall thereafter hold, invest, administer, and distribute the assets of the CHS Plan transferred and assigned in accordance with the terms of the Associated Plan.


                  (3) PARTICIPANTS' ACCOUNTS. With respect to the accounts of the participants in the CHS Plan transferred to the Associated Plan, the following conditions shall apply:

                      (a) The sum of the transferred CHS Plan account balances
                          and the account balances in the Associated Plan shall equal the fair market value (determined as of the date of transfer) of the entire plan assets of the Associated Plan as required under Treas. Reg.
                          Section 1.414(1)-1(d)(1)

                      (b) The transferred assets of the CHS Plan and the assets
                          of the . Associated Plan immediately prior to the transfer shall be combined to form the assets of the Associated Plan as required under Treas. Reg. Section 1.414(1)-1(d)(2);

                      (c) Immediately after the transfer, each participant whose account is transferred to the Associated Plan shall have an account balance equal to the sum of the account balances each participant had in the CHS Plan immediately prior to the transfer as required under Treas. Reg. Section 1.414(1)-1(d)(3);







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                                                                    Exhibit 10.6

                      (d) Participants shall continue to vest in their interest
                          in the amounts attributable to the CHS Plan in accordance with the vesting schedule set forth in the Associated Plan, which will be no less generous than the vesting schedule in the CHS Plan;

                      (e) The transfer of the accounts shall not result in
                          elimination of any Code Section 411(d)(6) protected benefit, except to the extent permitted by the Internal Revenue Code of 1986 or the Treasury Regulations promulgated thereunder, and Associated shall amend the Associated Plan to prevent the elimination of any such benefit; and

                      (f) Plan loans of participants in the CHS Plan shall
                          continue under the Associated Plan according to the same terms and conditions and no plan loans shall be deducted from the CHS Plan account balances or the transferred assets.

                  (4) BINDING EFFECT. The terms and conditions of this Agreement shall bind the Trustees (and their successors) of the Associated Plan and of the CHS Plan and shall operate as if fully set forth within the Associated Plan.

                  (5) REPRESENTATIONS.

                      (a) Associated hereby represents and warrants to CHS and
                          the CHS Trustee as 'follows: The Associated Plan is intended to be and has been intended since its inception to be qualified and tax-exempt under the provisions of Sections 401 (a) and 501 (a) of the Code; is and has been since its inception in material compliance with its terms and, both as to form and in operation, with the requirements prescribed by law that are applicable to such plan. All returns, reports, and disclosure statements required to be made with respect to the Associated Plan have been timely filed or delivered. The Associated Plan is not currently and has not been under audit, inquiry, or investigation, and there are no outstanding issues with reference to the Associated Plan pending before any governmental agency. Other than routine claims for benefits, there are no actions, audits, arbitrations, suits, claims, or investigations pending or threatened against or with respect to the Associated Plan, and there are no threatened or pending claims with respect to the Associated Plan alleging a breach of fiduciary duty or violation of law, nor is there any basis for such.

                      (b) CHS hereby represents and warrants to Associated and
                          the Associated Trustee as follows: The CHS Plan is intended to be and has been intended since its inception to be qualified and tax-exempt under the provisions of Sections 401(a) and 501(a) of the Code; is and has been since its inception in material compliance with its terms and, both as to form and in operation, with the



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


                                                                    Exhibit 10.6




                          requirements prescribed by law that are applicable to such plan. All returns, reports, and disclosure statements required to be made with respect to the CHS Plan have been timely filed or delivered. The CHS Plan is not currently and has not been under audit, inquiry, or investigation, and there are no outstanding issues with reference to the CHS Plan pending before any governmental agency. Other than routine claims for benefits, there are no actions, audits, arbitrations, suits, claims, or investigations pending or threatened against or with respect to the CHS Plan, and there are no threatened or pending claims with respect to the CHS Plan alleging a breach of fiduciary duty or violation of law, nor is there any basis for such.

                  (6) INDEMNIFICATION.

                      (a) Associated hereby agrees to defend, indemnify, and
                          hold harmless CHS (including, without limitation, the trustees, officers, directors, independent contractors, employees, agents, plan fiduciaries, successors, and assigns of CHS, its parent, and subsidiaries) for, from, and/or against any and all claims, losses, liabilities, damages, costs (including, without limitation, court costs and costs of appeal) and expenses (including, without limitation, reasonable attorneys' fees and fees of expert consultants and witnesses) that the indemnified parties incur as a result of, with respect to, arising out of, or related to any breach by Associated or Associated Trustee of this Agreement and/or the transfer contemplated by this Agreement.

                      (b) CHS hereby agrees to defend, indemnify, and hold
                          harmless Associated (including, without limitation, the trustees, officers, directors, independent contractors, employees, agents, plan fiduciaries, successors, and assigns of Associated, its parent, and subsidiaries) for, from, and/or against any and all claims, losses, liabilities, damages, costs (including, without limitation, court costs and costs of appeal) and expenses (including, without limitation, reasonable attorneys' fees and fees of expert consultants and witnesses) that the indemnified parties incur as a result of, with respect to, arising out of, or related to any breach by CHS or CHS Trustee of this Agreement and/or the transfer contemplated by this Agreement.

                  (7) EFFECTIVE DATE. The transfer and assignment herein described of account balances in the CHS Plan to the Associated Plan shall take place as of the Effective Date.

                  (8) MULTIPLE COUNTERPARTS. This Assignment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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
                                                                    Exhibit 10.6




IN WITNESS WHEREOF, the Plan Administrators have signed this Agreement in their fiduciary capacities on behalf of the Associated Plan and separately on behalf of the CHS Plan; the Associated Trustee has signed this Agreement, at the direction of Associated as the Plan Administrator of the Associated Plan, solely in its capacity as Trustee of the Associated Plan; and the CHS Trustee has signed this Agreement, at the direction of CHS as the Plan Administrator of the CHS Plan, solely in its capacity as directed Trustee of the CHS Plan, below as of the Effective Date.




                                ASSOCIATED HEALTHCARE SYSTEMS, INC.

                                Plan Administrator of the Associated Healthcare Systems 401(k) Retirement Plan

                                  By:     /s/ KRISTINE HILL
                                          --------------------------------------
                                          Kristine Hill,
                                  Title:  Director of HR and Risk Management


                                CHS/COMMUNITY HEALTH SYSTEMS, INC.
                                RETIREMENT COMMITTEE

                                Plan Administrator of the Community Health
                                Systems, Inc. 401(k) Plan

                                  By:     /s/ LINDA K. PARSONS
                                          --------------------------------------
                                          Linda K. Parsons,
                                  Title:  Member of the Committee


                                A. RONALD TURNER AND JAMES L.
                                MARSHALL, JR.

                                Co-Trustees of the Associated Healthcare Systems 401(k) Retirement Plan



                                          A. RONALD TURNER
                                          --------------------------------------
                                          A. Ronald Turner, Trustee

                                          JAMES L. MARSHALL
                                          --------------------------------------
                                          James L. Marshall, Trustee


                                SCUDDER TRUST COMPANY

                                Trustee of the Community Health Systems, Inc. 401(k) Plan

                                  By:     [Illegible]
                                          --------------------------------------

                                  Title:  Vice President
                                          --------------------------------------

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